Exhibit 99.1
Execution Version

AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT
(Toyota Auto Receivables 2020-A Owner Trust)

This AMENDMENT NO. 1, dated December 19, 2022 (this “Amendment”), is to the SALE AND SERVICING AGREEMENT, dated as of February 12, 2020 (the “Sale and Servicing Agreement”), among TOYOTA AUTO RECEIVABLES 2020-A OWNER TRUST, a Delaware statutory trust, as issuer (the “Issuer”), TOYOTA AUTO FINANCE RECEIVABLES LLC, a Delaware limited liability company, as seller (the “Seller”), and TOYOTA MOTOR CREDIT CORPORATION, a California corporation, as servicer (the “Servicer”).

WHEREAS, the parties hereto wish to amend Sale and Servicing Agreement as set forth below;

WHEREAS, this Amendment is being executed and delivered pursuant to and in accordance with Section 10.01(a) of the Sale and Servicing Agreement in order to change certain provisions of the Sale and Servicing Agreement in connection with the replacement of U.S. Bank National Association by U.S. Bank Trust Company, National Association, solely in its capacity as indenture trustee under the Indenture, dated as of February 12, 2020 (the “Indenture”) between the Issuer and U.S. Bank National Association, as indenture trustee (the “Existing Indenture Trustee”) and securities intermediary ;

WHEREAS, the Officer’s Certificate described in Section 10.01(a) of the Sale and Servicing Agreement has been delivered by the Servicer to Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”) and the Existing Indenture Trustee;

WHEREAS, the Opinion of Counsel described in Section 10.01(g) of the Sale and Servicing Agreement has been delivered to the Owner Trustee and the Existing Indenture Trustee;

WHEREAS, pursuant to Sections 6.01 and 6.03 of the Trust Agreement, Toyota Auto Finance Receivables LLC, as sole Certificateholder, by executing this Amendment, hereby authorizes and directs the Owner Trustee to execute this Amendment on behalf of the Issuer; and

WHEREAS, U.S. Bank Trust Company, National Association, as successor indenture trustee (the “Successor Indenture Trustee”) has consented to this Amendment, as evidenced by its signature attached hereto.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth in the Sale and Servicing Agreement.

SECTION 2.  Amendments to the Sale and Servicing Agreement.

(a)     Amendments to Section 1.01 of the Sale and Servicing Agreement.

(i)   The definition of “Eligible Deposit Account” in Section 1.01 of the Sale and Servicing Agreement is hereby deleted in its entirely and replaced with the following definition:

“Eligible Deposit Account” means either (a) a segregated account with an Eligible Institution or (b) a segregated account with an Eligible Trust Account Institution.

(ii)   The definition of “Eligible Investments” is hereby amended by adding the phrase “or any Affiliate of the Indenture Trustee” after the phrase “including the Indenture Trustee” in the parenthetical in clause (c) thereof.

(iii)     A new defined term “Eligible Trust Account Institution” is hereby added to Section 1.01 of the Sale and Servicing Agreement immediately following the defined term “Eligible Investments” and will have the following definition:

“Eligible Trust Account Institution” means the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from S&P of at least “BBB”, and a credit rating from each other Rating Agency in one of its generic rating categories that signifies investment grade.

(b)     Amendments to Section 5.01 of the Sale and Servicing Agreement.

(i)   Section 5.01(a) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

The Servicer, on behalf of the Issuer and the Indenture Trustee, shall establish the Collection Account in the name of the Indenture Trustee for the benefit of the Securityholders.  The Collection Account shall be an Eligible Deposit Account initially established with the Securities Intermediary and maintained with the Securities Intermediary. Except as otherwise provided in this Agreement, in the event that the Collection Account maintained with the Securities Intermediary is no longer an Eligible Deposit Account, then the Servicer shall, with the Indenture Trustee and Securities Intermediary’s assistance, as necessary, use reasonable efforts to cause the Collection Account to be moved to an Eligible Institution or Eligible Trust Account Institution within thirty (30) days.

(ii)   Section 5.01(c) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

For so long as U.S. Bank Trust Company, National Association is the Indenture Trustee, the Collection Account shall be maintained with U.S. Bank National Association as an Eligible Deposit Account. In the event that the Collection Account is no longer an Eligible Deposit Account, the Servicer shall, with the assistance of the Indenture Trustee and Securities Intermediary, as necessary, use reasonable efforts to cause the Collection Account to be moved to an Eligible Institution or Eligible Trust Account Institution (which may be an account with the Indenture Trustee or the Securities Intermediary) within thirty (30) days.

(iii)    Section 5.01(d) of the Sale and Servicing Agreement is hereby amended by inserting the phrase “, or shall cause the Securities Intermediary to,” immediately after the phrase “The Indenture Trustee shall” in the first sentence thereof.

(c)     Amendments to Section 5.07 of the Sale and Servicing Agreement.

(i)   Section 5.07(a) of the Sale and Servicing Agreement is hereby amended by replacing the phrase “with the Indenture Trustee a segregated trust account” in the first sentence thereof with the phrase “with the Securities Intermediary a segregated account”.

(ii)    Section 5.07(d) of the Sale and Servicing Agreement is hereby amended by deleting the last sentence thereof and replacing it in its entirety with the following sentence:

If for any reason the Reserve Account is no longer an Eligible Deposit Account, the Indenture Trustee shall, or shall cause the Securities Intermediary to, use reasonable efforts to promptly cause the Reserve Account to be moved to an Eligible Institution or Eligible Trust Account Institution or to otherwise be changed so that the Reserve Account becomes an Eligible Deposit Account, in each case within thirty (30) days.

SECTION 3.  Effect of Amendment.  As of the date of this Amendment, the Sale and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the respective parties thereto and hereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the respective terms and conditions of the Sale and Servicing Agreement for any and all purposes.  Except as modified and expressly amended by this Amendment, the Sale and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 4.  Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 5.  Separate Counterparts.  This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.  Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures (including PDF or facsimile) appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

SECTION 6.  Headings.  The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 7.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the state of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 8.  Limitation of Liability of Owner Trustee and Indenture Trustee.  Notwithstanding anything contained herein to the contrary, this Amendment has been countersigned by Wilmington Trust, National Association, not in its individual capacity, but solely in its capacity as Owner Trustee on behalf of the Issuer, by U.S. Bank National Association, not in its individual capacity, but solely in its capacity as Existing Indenture Trustee under the Indenture and U.S. Bank Trust Company, National Association, not in its individual capacity, but solely in its capacity as Successor Indenture Trustee under the Indenture.  In no event shall any of Wilmington Trust, National Association in its individual capacity, U.S. Bank National Association in its individual capacity or U.S. Bank Trust Company, National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered by the Seller or Servicer, or prepared by the Seller or Servicer for delivery by the Owner Trustee on behalf of the Issuer, pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.  For all purposes of this Amendment, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

SECTION 9.  Instruction.  The sole Certificateholder, by executing this Amendment, hereby authorizes and directs the Owner Trustee to execute this Amendment on behalf of the Issuer and waives any notice requirements under the Trust Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

TOYOTA AUTO RECEIVABLES 2020‑A OWNER TRUST

By:	Wilmington Trust, National Association,
not in its individual capacity but solely as
Owner Trustee on behalf of the Issuer

By:	/s/ Clarice Wright
Name:	Clarice Wright
Title:	Vice President

TOYOTA AUTO FINANCE RECEIVABLES LLC, Seller and Certificateholder

By:	/s/ Stephen Bishop
Name:	Stephen Bishop
Title:	Secretary

TOYOTA MOTOR CREDIT CORPORATION, Servicer

By:	/s/ James Schofield
Name:	James Schofield
Title:	Group Vice President – Finance, Treasury,
Competitiveness, and Mergers & Acquisitions

Amendment No. 1 to Sale and Servicing Agreement
Toyota Auto Receivables 2020-A Owner Trust

CONSENTED TO BY:

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Existing Indenture Trustee

By:	/s/ Maritza Hernandez
Name:	Maritza Hernandez
Title:	Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Successor Indenture Trustee

By:	/s/ Maritza Hernandez
Name:	Maritza Hernandez
Title:	Vice President

Amendment No. 1 to Sale and Servicing Agreement
Toyota Auto Receivables 2020-A Owner Trust